NYSE: AXFebruary 2, 2026 Axos Financial, Inc. Investor Presentation

2 © 2026 Axos Financial, Inc. All Rights Reserved. 2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos Financial, Inc.’s (“Axos”) financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward- looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, tariffs, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2025, Form 10-Q for the quarter ended December 31, 2025 and its last earnings press release, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

3 © 2026 Axos Financial, Inc. All Rights Reserved. 3 › Diverse mix of assets, deposits, and fee income reduces risk and provides multiple growth opportunities in varying environments › Asset-based lending at low loan-to-values has resulted in low historical credit losses › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › New business initiatives generate incremental growth › Direct-to-consumer and securities clearing and custody businesses provide differentiated sources of growth › Technology synergies among divisions reduce overall client acquisition and servicing costs Investment Thesis Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth Consumer Banking Commercial Banking Securities

4 © 2026 Axos Financial, Inc. All Rights Reserved. 4 SecuritiesCommercial BankingConsumer Banking › Margin Lending › Securities Lending › SBLOCs › Asset-Based Lending › C&I Lending › Commercial Real Estate Specialty Lending › Equipment Finance › Fund Finance › Lender Finance › Multifamily › Auto Lending › Single-Family Mortgages › Personal Unsecured Lending › Cash Sweeps › Money Market › Cash and Treasury Management › HOA › Axos Fiduciary Services › Business Management › Payment Processing › Checking › Savings › Money Market › CDs › Bundled Products Deposits › Clearing Fees › Custody Fees › Mutual Fund/ETF Fees › Commissions › Investment Management Fees › Banking Fees › FX › Prepayment Fees › Operating Lease Income › Unused Line of Credit Fees › Mortgage BankingFee Income › Liberty › Axos Professional Workstation (APW) › ACE (Cash and TM) › Zenith (Business Management) › Unity (Fiduciary Services) › Universal Digital BankTechnology Diversified Sources of Lending, Deposits and Fee Income

5 © 2026 Axos Financial, Inc. All Rights Reserved. 5 PercentilePeer Group1Axos Bank 91%0.73%1.69%ROAA 92%6.71%16.13%Return on Equity 31%2.45%2.09%NIE/Avg Assets 96%2.85%4.71%Net Interest Income 6%71.36%43.34%Efficiency Ratio Source: Uniform Bank Performance Report (UBPR) as of September 30, 2025 data retrieved January 21, 2026. Note 1: Peer group is all savings banks with assets greater than $1 billion for quarter ended September 30, 2025 Axos is a Top Performer Versus Bank Peer Group The 92% on ROE means that the Bank outperformed 92% of all banks. The 6% efficiency ratio ranking means that only 6% of banks have lower expenses in comparison to their revenues.

6 © 2026 Axos Financial, Inc. All Rights Reserved. 6 Return on Equity = 17.44% Return on Assets = 1.83% Consolidated Fiscal Second Quarter 2026 Highlights Compared with Fiscal Second Quarter 2025 19% 17% 23% 23% Asset Growth Deposit Growth Net Income Diluted EPS $ Millions $ Millions $ Millions $ Diluted EPS Q2 2026 128.4 2.22 104.7 1.80

7 © 2026 Axos Financial, Inc. All Rights Reserved. 7 Diluted EPS and Book Value Per Share Have Been Consistently Strong 20.0% CAGR 18.2% CAGR Diluted EPS (FY) Book Value Per Share (FY) $ Per Share $ Per Share Note 1: The year ended June 30, 2024, included a one-time pre-tax gain of approximately $92.4 million, or $1.11 per diluted common share, related to the FDIC Loan Purchase 1

8 © 2026 Axos Financial, Inc. All Rights Reserved. 8 Resilient Net Interest Margin Through a Variety of Interest Rate Cycles 3.64% 4.94%

9 © 2026 Axos Financial, Inc. All Rights Reserved. 9 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Inc (Dec)Q1 FY26Q2 FY26 $ (2)$ 3,753$ 3,751 2567881,044 (116)1,5851,469 (180)1,2091,029 1,0116,0507,061 971,2451,342 (186)2,5872,401 4683,9474,415 2411,4471,688 36471507 96069 $ 1,634$ 23,142$ 24,776 Lender Finance RE CRE Specialty Auto & Consumer Asset-Based and Cash Flow Lending

10 © 2026 Axos Financial, Inc. All Rights Reserved. 10 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Example of Credit Tools › Board of Directors › Annual Strategic Plan › Corporate Governance › Policies & Approval Authorities Note: Credit tools list is a sampling and is not purported to be comprehensive. Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans   

11 © 2026 Axos Financial, Inc. All Rights Reserved. 11 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL 7.8 (4.8)

12 © 2026 Axos Financial, Inc. All Rights Reserved. 12 Commercial Real Estate Specialty1 Detail as of December 31, 2025 59% of total Commercial Real Estate Specialty balance at December 31, 2025 is indirect note structures where Axos has first payment priority; these loans carry a weighted-average LTV of 40%. Below is a breakdown of the stage of the properties underlying the CRES loans: Note 1: Includes Commercial Real Estate Specialty loan portfolio only Weighted Avg. LTVBalance (mm)Loan Type 39%$ 3,426Construction 482,543Bridge 58961Stabilized 40131Pre-development 45%$ 7,061Total

13 © 2026 Axos Financial, Inc. All Rights Reserved. 13 Diversified Deposit Gathering Approximately 85% of deposits are FDIC-insured or collateralized Deposit balances as of December 31, 2025 Note 1: Excludes approximately $460 million of off-balance sheet deposits › Serves approximately 30% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non- chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › HOA and property management › Business management and entertainment › Title and escrow companies › 1031 exchange firms › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $11.3B Specialty Deposits $3.4B Distribution Partners $0.3B Axos Securities $1.1B1 Small Business Banking $0.8B Commercial & Treasury Management $5.2B Total Deposits: $23.2B

14 © 2026 Axos Financial, Inc. All Rights Reserved. 14 Five-Year Deposit Growth ($ in billions) 18.5% CAGR

15 © 2026 Axos Financial, Inc. All Rights Reserved. 15 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

16 © 2026 Axos Financial, Inc. All Rights Reserved. 16 Non-Interest Income Growth and Diversification Year Ended June 30, 2020 Three Months Ended December 31, 2025 Total Non-Interest Income = $103.0 million Total Non-Interest Income = $213.5 million1 Note 1: Represents annualized quarterly December 31, 2025 data ($ in millions) ($ in millions)

17 © 2026 Axos Financial, Inc. All Rights Reserved. 17 › Leadership team with more than 100 years combined industry experience. › Proprietary front- and back-end technologies for advisors and broker- dealers. › Axos Advisor Services is the 7th largest RIA custodian in the U.S. › More than $44 billion in Clearing Services client assets under custody and/or administration. Three Months Ended December 31, 2025 Three Months Ended June 30, 2020 $ —Custody 4,817,561Clearing Fees & Execution 811,599Cash Sorting 1,455,625Margin Lending 1,588,500Securities Lending 494,424Net Interest Income $ 9,167,709Net Revenues $ 8,828,935Custody 7,083,172Clearing Fees & Execution 13,955,298Cash Sorting 4,524,617Margin Lending 2,457,152Securities Lending 1,697,974Net Interest Income $ 38,547,148Net Revenues Axos Clearing and Custody Highlights

18 © 2026 Axos Financial, Inc. All Rights Reserved. 18 Axos Advisor Services (AAS) At A Glance Liberty Provides a Comprehensive Turnkey Platform Automatic Reconciliation Serving 209 RIAs1 ($1M+ AUC) ~$34B Assets Under Custody Small RIAs 2% of Total AUC Advisors with <$25M in AUC Traditional RIAs 43% of Total AUC Gathers and manages assets, works directly with investor TAMPs 55% of Total AUC Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor Data as of December 31, 2025 Note 1: 251 total advisors on Liberty platform; advisors with <$1M AUC comprise <12M in total assets; there are 9 non-AAS RIAs not on Liberty at Axos Clearing

19 © 2026 Axos Financial, Inc. All Rights Reserved. 19 Secular Industry Trends Provide Opportunities for Axos › RIAs need to reduce costs and streamline back-office ops › Automation frees up time/resources for client interactions › Axos to provide bundled securities clearing, custody and banking services › Target small & medium-sized RIAs and IBDs that large custodians do not serve well › Axos to provide succession-based and M&A financing to RIAs and IBDs › Nationwide footprint and industry focus are competitive advantages › Axos offers direct-to-consumer self-directed trading and robo-advisory solutions; will offer private label robo-advisory solutions to independent RIAs Fee Compression for Active and Passive Investment Managers Digitization of Wealth Management Aging Advisor Population is Driving Consolidation and Succession Planning Advisors are Leaving Wirehouses to Become Independent Advisors

20 © 2026 Axos Financial, Inc. All Rights Reserved. 20 Axos Securities Roadmap FuturePresentPast 2026+2023 - 20252018 - 2022 • Learning new skills within the current business vertical (adaptable, siloed) People • Leveraging technology for efficiencies / outsourcing low value tasks (enhanced accuracy, better resource utilization) Processes • Home-grown bi-furcated technology (duplicative, confusing) Technology • Broad growth in competence and knowledge (Collaborative, Aligned, Client-Centric) People • Digital transformation that drives automation and scalability (Data- driven, AI, Machine Learning, Agile) Processes • Entitlement-based single pane of glass tech & open architecture data solution(s) meet clients where they are at (Innovative, Differentiated, Flexible) Technology • Highly skilled in the business segment(s) being served (Uncertainty, frustration) People • Operational inefficiencies (high cost, inflexible) Processes • Closed ecosystem technology and dependent on 3rd party solutions Technology Leverage expertise and technologies in clearing and custody to serve a broader client base

21 © 2026 Axos Financial, Inc. All Rights Reserved. 21 Customer Acquisition Sales Servicing Distribution › Digital Marketing › Affinity and Distribution Partners › Data mining/target feeding direct marketing › Cross-selling › Automated fulfillment › Inbound call center sales › Outbound call center sales › Minimal outside sales › Significant inside sales › Self-service › Digital journey › Direct banker (call center) › Balance sheet › Whole loan sales options › Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities Axos’ Business Model is Differentiated From Other Banks

22 © 2026 Axos Financial, Inc. All Rights Reserved. 22 Evolving Capabilities of the UDB Platform UDB 1.0 UDB 2.0 White Label UDB Banking: Axos deposit products Borrowing: Axos loan products Investing: Managed Portfolios, Self Directed Trading Planning: Account Aggregation, PFM, Credit Monitoring Personalized Offers + Content Co-branded Wealth Management SSO to Enrollment Portals Universal Enrollment: Single, digital point of sale UDB offers a growing set of products, capabilities and integrations Small Business Banking P ro du ct s + Fe at ur es Se gm en ts En ab le rs

23 © 2026 Axos Financial, Inc. All Rights Reserved. 23 Automation/Straight-Through Processing Low-Code Development Artificial Intelligence Offshoring • Axos Professional Workstation (APW) development • Code refresh for AAS’ advisor platforms: ALF and Liberty • New feature and platform development for Axos Invest/SDT • QC of various legal documents and contracts • Streamline various credit and portfolio management functions (i.e. appraisal reviews) • Automate additional risk and compliance monitoring tasks • Commercial spreading and manual credit underwriting tasks to ABC/Acuity • Zenith bookkeeping support and journal entries • Accounts payable and other accounting functions • Leverage APIs to streamline workflows for clients on front end in new commercial deposit platform (ACE) • Abstract authentication and entitlements out of core to make it more scalable and customizable Operational Productivity Initiatives

24 © 2026 Axos Financial, Inc. All Rights Reserved. 24 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information